                                                                    EXHIBIT 10.1


                                 FIRST AMENDMENT
                               TO CREDIT AGREEMENT

                  THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), is made as of December 19, 2002, by and among HRPT Properties Trust, a real estate investment trust organized under the laws of the State of Maryland (the "Borrower"), each of the financial institutions signatory hereto as the initial Tranche B Lenders (as hereinafter defined), and WACHOVIA BANK, NATIONAL ASSOCIATION (F/K/A First Union National Bank), as Agent (the "Agent").

                                   WITNESSETH:

                  WHEREAS, the parties hereto are parties to the Credit Agreement, dated as of April 30, 2001, by and among the Borrower, the Agent, the other agents named therein and the Lenders thereunder (the "Credit Agreement"; terms defined in the Credit Agreement and not defined herein, unless indicated otherwise, are used herein with the same meanings as in the Credit Agreement, as amended hereby); and

                  WHEREAS, the Agent and the Borrower have agreed to certain amendments to the Credit Agreement, and the Tranche B Lenders party hereto, constituting the Requisite Lenders, have consented thereto;

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

I.       AMENDMENTS, ETC.

         A. NEW DEFINITIONS. Article I of the Credit Agreement is hereby amended to add the following new definitions to be inserted in Section 1.1. in appropriate alphabetical order:

                  "FIRST AMENDMENT" means the First Amendment, dated as of December 19, 2002, amending this Agreement.

                  "TRANCHE B AGENT" means Wachovia Bank, National Association, as contractual representative for the Tranche B Lenders under the terms of this Agreement, and any of its successors.

                  "TRANCHE B BID RATE LOAN" means a loan made by a Tranche B Lender pursuant to Section 2.17.(b).

                  "TRANCHE B BID RATE NOTE" has the meaning set forth in Section 2.17.(e).

                  "TRANCHE B COMMITMENT" means, as to each Tranche B Lender, such Tranche B Lender's obligation to make Tranche B Revolving Loans pursuant to Section 2.17.(a) and to issue (in the case of the Tranche B Agent) or participate in (in the case of the Tranche B Lenders) Letters of Credit issued on and after the Termination Date pursuant to Section 2.17.(d) in an amount up to, but not exceeding (but in the case of the Tranche B Lender acting as the Tranche B Agent excluding the aggregate amount of participations in the Letters of Credit held by other Tranche B Lenders), the amount set forth for such Tranche B Lender on its signature page to the First Amendment as such Lender's "Tranche B Commitment Amount" or as set forth in the applicable Assignment and Acceptance Agreement, as the same may be reduced from time to time pursuant to Section 2.12. or as appropriate to reflect any assignments to or by such Lender effected in accordance with
         Section 12.5.

                  "TRANCHE B COMMITMENT PERCENTAGE" means, as to each Tranche B Lender, the ratio, expressed as a percentage, of (a) the amount of such Tranche B Lender's Tranche B Commitment to (b) the aggregate amount of the Tranche B Commitments of all Tranche B Lenders hereunder; PROVIDED, HOWEVER, that if at the time of determination the Tranche B Commitments have terminated or been reduced to zero, the "Tranche B Commitment Percentage" of each Tranche B Lender shall be the Tranche B Commitment Percentage of such Tranche B Lender in effect immediately prior to such termination or reduction.

                  "TRANCHE B LENDER" means each financial institution from time to time party hereto as a "Tranche B Lender" as indicated by the designation below its signature to the First Amendment, together with its successors and permitted assignees; PROVIDED, HOWEVER, that the term "Tranche B Lender" shall exclude each Designated Lender when used in reference to any Tranche B Loan other than a Tranche B Bid Rate Loan, the Tranche B Commitments or terms relating to any Tranche B Loan other than a Tranche B Bid Rate Loan and the Tranche B Commitments and shall further exclude each Designated Lender for all other purposes under the Loan Documents, except that any Designated Lender which funds a Tranche B Bid Rate Loan shall, subject to Section 12.5.(e), have the rights (including the rights given to a Lender contained in Sections
         12.2. and 12.9.) and obligations of a Tranche B Lender associated with holding such Tranche B Bid Rate Loan.

                  "TRANCHE B LOAN" means a Tranche B Revolving Loan, a Tranche B Bid Rate Loan or a Tranche B Swingline Loan.

                   "TRANCHE B REQUISITE LENDERS" means, as of any date, Tranche B Lenders having at least 66 2/3% of the aggregate amount of the Tranche B Commitments (not held by Defaulting Lenders who are not entitled to vote), or, if the Tranche B Commitments have been terminated or reduced to zero, Tranche B Lenders holding at least 66 2/3% of the principal amount of the Tranche B Loans and Letter of Credit Liabilities relating to Letters of Credit issued after the Termination Date (not held by Defaulting Lenders who are not entitled to vote).

                  "TRANCHE B REVOLVING LOAN" means a loan made by a Tranche B Lender to the Borrower pursuant to Section 2.17.(a).

                  "TRANCHE B REVOLVING NOTE" has the meaning set forth in
         Section 2.17.(e).

                  "TRANCHE B SWINGLINE COMMITMENT" means the Swingline Lender's obligation to make Tranche B Swingline Loans pursuant to Section 2.17.(c) in an amount up to, but not exceeding, $25,000,000, as such amount may be reduced from time to time in accordance with the terms hereof.

                  "TRANCHE B SWINGLINE LOAN" means a loan made by a Swingline Lender pursuant to Section 2.17.(c).

                  "TRANCHE B SWINGLINE NOTE" has the meaning set forth in
         Section 2.17.(c).

                  "TRANCHE B TERMINATION DATE" means April 28, 2006, or such earlier date to which the Tranche B Termination Date may be shortened pursuant to Section 2.17.(f)."

         B. AMENDMENTS TO DEFINITIONS. The definition of the term "Note" contained in Article I of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  ""NOTE" means a Revolving Note, a Bid Rate Note, a Swingline Note, a Tranche B Revolving Note, a Tranche B Bid Rate Note or a Tranche B Swingline Note."

         C. NEW SECTION 2.17 OF THE CREDIT AGREEMENT. Article II of the Credit Agreement is hereby amended to add the following as Section 2.17., which shall be inserted immediately after Section 2.16.:

         SECTION 2.17.  TRANCHE B COMMITMENT AND LOANS.

                  (a)      REVOLVING TRANCHE B LOANS.

                           (i) Subject to the terms and conditions hereof,
                  during the period from the Termination Date to but excluding the Tranche B Termination Date, each Tranche B Lender severally and not jointly agrees to make Tranche B Revolving Loans to the Borrower in an aggregate principal amount at any one time outstanding up to, but not exceeding, the amount of such Tranche B Lender's Tranche B Commitment. Subject to the terms and conditions of this Agreement, during the period from the Termination Date to the Tranche B Termination Date, the Borrower may borrow, repay and reborrow the Tranche B Revolving Loans hereunder.

                           (ii) The requests for and disbursements of Tranche B
                  Revolving Loans shall be made in accordance with provisions of Sections 2.1.(b) and 2.1.(c); PROVIDED that for such purpose the references therein to "Revolving Loans", "Agent" and "Lender(s)" shall be deemed to be references to "Tranche B Revolving Loans", "Tranche B Agent" and "Tranche B Lender(s)", respectively. Notwithstanding the immediately preceding sentence, upon the Termination Date (i) all outstanding Revolving Loans to Lenders who are not Tranche B Lenders shall be repaid in accordance with Section 2.7. (whether through a borrowing of Tranche B Loans from the Tranche B Lenders or otherwise), and (ii) all Revolving Loans then outstanding to any Tranche B Lender shall be deemed to be

                  Tranche B Revolving Loans of the same Type and, in the case of all LIBOR Loans then outstanding, of the same Interest Period then in effect. As of the Termination Date, such Tranche B Revolving Loans shall be allocated among the Tranche B Lenders in accordance with their respective Tranche B Commitment Percentages. Each Tranche B Lender agrees to make such payments to the other Tranche B Lenders (or, if necessary to effectuate the purposes hereof, to Lenders who are not Tranche B Lenders) upon the Termination Date in such amounts as are necessary to effect such allocation. All such payments shall be made to the Agent or the Tranche B Agent, as the case may be, for the account of the Person to be paid.

                  (b)      TRANCHE B BID RATE LOANS.

                           (i) So long as the Borrower maintains an Investment
                  Grade Rating, in addition to borrowings of Tranche B Revolving Loans, at any time during the period from the Termination Date to, but excluding, the Tranche B Termination Date the Borrower may, as set forth in this Section 2.17.(b), request the Tranche B Lenders to make offers to make Tranche B Bid Rate Loans to the Borrower in Dollars. The Tranche B Lenders may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section 2.17.(b). Except for the purpose and to the extent expressly stated in
                  Section 2.12., the amount of any Tranche B Bid Rate Loan made by any Tranche B Lender shall not constitute a utilization of such Tranche B Lender's Tranche B Commitment.

                           (ii) The requests for, quotes for, notices relating
                  to, acceptances of, and obligation to make Tranche B Bid Rate Loans, shall be in accordance with the provisions of Sections 2.2.(b) through 2.2.(f); PROVIDED that for such purpose the references therein to "Bid Rate Loans", "Lender(s)", "Agent", "Commitment" for such purpose shall be deemed to be references to "Tranche B Bid Rate Loans", "Tranche B Lender(s)", "Tranche B Agent" and "Tranche B Commitment", respectively.

                  (c)      TRANCHE B SWINGLINE LOANS.

                           (i) Subject to the terms and conditions hereof,
                  during the period from the Termination Date to but excluding the Tranche B Termination Date, the Swingline Lender agrees to make Tranche B Swingline Loans to the Borrower in an aggregate principal amount at any one time outstanding up to, but not exceeding, the amount of the Tranche B Swingline Commitment. If at any time the aggregate principal amount of the Tranche B Swingline Loans outstanding at such time exceeds the Tranche B Swingline Commitment in effect at such time, the Borrower shall immediately pay the Tranche B Agent for the account of the Swingline Lender the amount of such excess. Subject to the terms and conditions of this Agreement, the Borrower may borrow, repay and reborrow Tranche B Swingline Loans hereunder. The Tranche B Swingline Loans shall, in addition to this Agreement, be evidenced by the Tranche B Swingline Note substantially in the form of Exhibit Q (the "Tranche B Swingline Note").

                           (ii) The procedure for borrowing, the interest rates
                  applicable to, amounts of, and repayment and participations of Tranche B Swingline Loans shall be in accordance with the provisions of Sections 2.3.(b) through 2.3.(e); PROVIDED that for such purpose the references therein to "Agent", "Lender", "Commitment", "Swingline Loan" and "Termination Date" shall be deemed to be references to "Tranche B Agent", "Tranche B Lender", "Tranche B Commitment", "Tranche B Swingline Loan" and "Tranche B Termination Date", respectively.

                  (d) LETTERS OF CREDIT. Subject to the terms and conditions of this Agreement, the Tranche B Agent, on behalf of the Tranche B Lenders agrees to issue for the account of the Borrower during the period from and including the Termination Date to, but excluding, the date 30 days prior to the Tranche B Termination Date one or more Letters of Credit upon the terms and conditions set forth in Section 2.4.; PROVIDED that for such purpose the references in Section 2.4. to "Agent", "Termination Date", "Commitment Percentage", "Revolving Loans", "Commitment", "Requisite Lenders" and "Lender(s)" shall be deemed to be references to "Tranche B Agent", "Tranche B Termination Date", "Tranche B Commitment Percentage", "Tranche B Revolving Loans", "Tranche B Commitment", "Tranche B Requisite Lenders" and "Tranche B Lender(s)", respectively.

                  (e) INTEREST ON TRANCHE B LOANS; PREPAYMENTS; TRANCHE B REVOLVING NOTES; REDUCTION OF TRANCHE B COMMITMENTS; ETC.

                          (i) The provisions of Sections 2.5. through 2.10.,
                  2.11.(c), 2.11.(d), 2.12., and 2.14. shall also apply to
                  Tranche B Loans; PROVIDED that for such purpose the references therein to terms relating to Loans shall be deemed to refer to terms relating to Tranche B Loans, including without limitation, the terms "Agent", "Bid Rate Loan", "Lender", "Loan", "Termination Date", "Commitments" for such purpose shall be deemed to refer to "Tranche B Agent", "Tranche B Bid Rate Loan", "Tranche B Lender", "Tranche B Loan", "Tranche B Termination Date", and "Tranche B Commitments", respectively.

                           (ii) The Tranche B Revolving Loans made by each
                  Tranche B Lender shall, in addition to this Agreement, also be evidenced by a promissory note of the Borrower substantially in the form of Exhibit R (each a "Tranche B Revolving Note"), payable to the order of such Tranche B Lender in a principal amount equal to the amount of its Tranche B Commitment as originally in effect and otherwise duly completed. The Tranche B Bid Rate Loans made by any Tranche B Lender shall, in addition to this Agreement, also be evidenced by a promissory note of the Borrower substantially in the form of Exhibit S (each a "Tranche B Bid Rate Note"), payable to the order of such Lender and otherwise duly completed.

                  (f) EARLIER TRANCHE B TERMINATION DATE. The Borrower may request that the Tranche B Agent and the Tranche B Lenders shorten the current Tranche B Termination Date by one (1) year by executing and delivering to the Tranche B Agent no later than January 30, 2005, a written request substantially in the form of Exhibit M (with appropriate changes relating to the Tranche B Loans). Once given, such cancellation request shall be irrevocable by, and binding on, the Borrower. The Tranche B Agent shall forward to each Tranche B Lender a copy of such cancellation request delivered to the Tranche B Agent promptly after receipt thereof. If the Borrower fails to deliver a cancellation request to the Tranche B Agent by such date, then the Tranche B Termination Date shall remain unchanged. If the Tranche B Termination Date is not so shortened, the Borrower agrees to pay to the Tranche B Agent, on or before January 30, 2005, for the account of each Tranche B Lender a fee equal to one-quarter of one percent (0.25%) of the amount of such Tranche B Lender's Tranche B Commitment (whether or not utilized).

                  (g) AMOUNT LIMITATIONS. Notwithstanding any other term of this Agreement or any other Loan Document, at no time after the Termination Date may:

                           (i) The aggregate principal amount of all outstanding
                  Tranche B Revolving Loans, together with the aggregate principal amount of all outstanding Tranche B Bid Rate Loans and the aggregate principal amount of all outstanding Tranche B Swingline Loans and the aggregate amount of all Letter of Credit Liabilities, exceed the aggregate amount of the Tranche B Commitments at such time; or

                           (ii) The aggregate principal amount of all
                  outstanding Tranche B Bid Rate Loans exceed the lesser of (i) $200,000,000 or (ii) 50% of the aggregate amount of the Tranche B Commitments at such time.

                  (h) INCREASE OF TRANCHE B COMMITMENTS. The Borrower shall have the right to request increases in the aggregate amount of the Tranche B Commitments (PROVIDED that after giving effect to the aggregate amount of increases in the Tranche B Commitments pursuant to this Section, the aggregate amount of Tranche B Commitments shall not exceed $625,000,000) by providing written notice to the Tranche B Agent, which notice shall be irrevocable once given. Each such increase in the Tranche B Commitments must be an aggregate minimum amount of $20,000,000 and integral multiples of $1,000,000 in excess thereof. The Tranche B Agent shall promptly notify each Tranche B Lender of any such request. Each existing Tranche B Lender shall have the right to increase its Tranche B Commitment by an amount so that such Tranche B Lender's Tranche B Commitment Percentage shall not be decreased as a result of such requested increase in the Tranche B Commitments. Each Tranche B Lender shall notify the Tranche B Agent within 10 Business Days after receipt of the Tranche B Agent's notice whether such Lender wishes to increase the amount of its Tranche B Commitment. If a Tranche B Lender fails to deliver any such notice to the Tranche B Agent within such time period, then such Tranche B Lender shall be deemed to have declined to increase its Tranche B Commitment. No Tranche B Lender shall be required to increase its Tranche B Commitment and any new Tranche B Lender(s) becoming a party to this

         Agreement in connection with any such requested increase must be an Eligible Assignee. In the event a new Tranche B Lender or Tranche B Lenders become a party to this Agreement, or if any existing Tranche B Lender agrees to increase its Tranche B Commitment, such Tranche B Lender shall on the date it becomes a Tranche B Lender hereunder (or increases its Tranche B Commitment, in the case of an existing Tranche B Lender) (and as a condition thereto) purchase from the other Tranche B Lenders its Tranche B Commitment Percentage (as determined after giving effect to the increase of Tranche B Commitments) of any outstanding Tranche B Revolving Loans, by making available to the Tranche B Agent for the account of such other Tranche B Lenders at the Principal Office, in same day funds, an amount equal to the sum of (A) the portion of the outstanding principal amount of such Tranche B Revolving Loans to be purchased by such Tranche B Lender plus (B) the aggregate amount of payments previously made by the other Tranche B Lenders under Section 2.4.(j) (as incorporated by Section 2.17.(d)) which have not been repaid plus (C) interest accrued and unpaid to and as of such date on such portion of the outstanding principal amount of such Tranche B Revolving Loans. The Borrower shall pay to the Tranche B Lenders amounts payable, if any, to such Tranche B Lenders under
         Section 4.4. as a result of the prepayment of any such Tranche B Revolving Loans. No increase of the Tranche B Commitments may be effected under this subsection if either (x) a Default or Event of Default shall be in existence on the effective date of such increase or (y) any representation or warranty made or deemed made by the Borrower or any other Loan Party in any Loan Document to which any such Loan Party is a party is not (or would not be) true or correct on the effective date of such increase (except for representations or warranties which expressly relate solely to an earlier date). In connection with any increase in the aggregate amount of the Tranche B Commitments pursuant to this subsection, (a) any Tranche B Lender becoming a party hereto shall execute such documents and agreements as the Tranche B Agent may reasonably request and (b) the Borrower shall make appropriate arrangements so that each new Tranche B Lender, and any existing Tranche B Lender increasing its Tranche B Commitment, receives a new or replacement Tranche B Note, as appropriate, in the amount of such Tranche B Lender's Tranche B Commitment within 2 Business Days of the effectiveness of the applicable increase in the aggregate amount of Tranche B Commitments.

                  (i) APPLICATION OF AGREEMENT TO TRANCHE B LOANS. The provisions of Articles I., III. (except for Section 3.6.(c)) and IV., Sections 5.2. and 5.3., Articles VI., VII., VIII., IX., X., XI. and
         XII. and defined terms used therein and in the Exhibits referenced therein shall be interpreted, where necessary, to give effect to the Tranche B Loans and Letters of Credit contemplated under this Section
         2.17. In the event that defined terms used in this Article II., to the extent applicable to Tranche B Loans, are inconsistent with the provisions of this Section 2.17., such terms shall be interpreted, where necessary, to give effect to such provisions.

         D. AMENDMENT TO SECTION 3.6. Section 3.6. of the Credit Agreement is hereby amended to add the following subsection (e), which shall be inserted immediately after subsection (d) thereof:

                  (e) TRANCHE B MATURITY FEE. If the Tranche B Termination Date is not shortened in accordance with Section 2.17.(f), the Borrower agrees to pay to the Tranche B Agent for the account of each Tranche B Lender a fee equal to one-quarter of one percent (0.25%) of the amount of such Tranche B Lender's Tranche B Commitment (whether or not utilized). Such fee shall be due and payable in full on January 30, 2005.

         E. ADDITIONAL EXHIBITS. The Credit Agreement is hereby amended to add Exhibits Q, R and S thereto, as set forth as Exhibits Q, R and S, respectively, to this Amendment.

         F. WAIVER OF MATURITY FEE. Each Tranche B Lender hereby irrevocably waives its right to receive payment of its share of the maturity fee otherwise payable by the Borrower pursuant to Section 3.6.(c) of the Credit Agreement.

         G. RESTRICTION ON ASSIGNMENT. Notwithstanding anything to the contrary contained in the Credit Agreement (including, but not limited to, Section 12.5. thereof), or any of the other Loan Documents, any Lender which is also a Tranche B Lender which effectuates an assignment under Section 12.5.(d) of the Credit Agreement to an Assignee shall assign an equal percentage of both its Commitment and its Tranche B Commitment to the applicable Assignee in connection with any such assignment.


II.      REPRESENTATIONS.

                  The Borrower represents and warrants to the Agent and the Lenders as follows:

                  (a) After giving effect to the amendments to the Credit Agreement set forth in this Amendment, no Default or Event of Default has occurred and is continuing; and

                  (b) The representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, are true and correct on and as of the date of this Amendment with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement.

III.     EFFECTIVENESS.

                  This Amendment shall become effective upon the occurrence of each of the following events:

                  (a) This Amendment shall be duly executed and delivered by the Borrower and the Lenders constituting the Requisite Lenders;

                  (b) The Borrower shall have executed and delivered to (i) each Tranche B Lender a Tranche B Revolving Note and a Tranche B Bid Rate Note and (ii) the Swingline Lender, a Tranche B Swingline Note;

                  (c) Each of the Guarantors shall have executed and delivered a Reaffirmation of Guaranty in form and substance satisfactory to the Agent;

                  (d) The Agent shall have received an opinion of Sullivan & Worcester LLP, counsel to the Loan Parties, addressed to the Agent, the Tranche B Agent, the Lenders, the Tranche B Lenders and the Swingline Lender in form and substance satisfactory to Agent and the Tranche B Agent; and

                  (e) The Borrower shall have paid to the Tranche B Agent for the account of each Tranche B Lender an upfront fee equal to one-quarter of one percent (0.25%) of the amount of such Tranche B Lender's initial Tranche B Commitment.

IV.      GENERAL.

         A. The Credit Agreement, as amended by this Amendment, is ratified and confirmed and shall continue in full force and effect. This Amendment shall constitute a Loan Document.

         B. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

         C. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

         D. The parties hereto acknowledge and agree as follows:

                  THE AMENDED AND RESTATED DECLARATION OF TRUST ESTABLISHING THE BORROWER, DATED JULY 1, 1994, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED IN THE OFFICE OF THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND, PROVIDES THAT THE NAME "HRPT PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE BORROWER SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE BORROWER. ALL PERSONS DEALING WITH THE BORROWER, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THE BORROWER FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION. THE PROVISIONS OF THIS SECTION SHALL NOT LIMIT ANY OBLIGATIONS OF ANY LOAN PARTY OTHER THAN THE BORROWER.

                  IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their authorized officers all as of the day and year first above written.



                                            HRPT Properties Trust


                                            By: /s/
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------



                                            Attest: /s/
                                                   -----------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------
















                       [Signatures Continued on Next Page]

       [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT DATED AS OF
                  DECEMBER 19, 2002 WITH HRPT PROPERTIES TRUST]


                                            WACHOVIA BANK, NATIONAL ASSOCIATION,
                                               as Agent, as Tranche B Agent, as
                                               a Lender, as a Tranche B Lender
                                               and as Swingline Lender


                                            By: /s/
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                            Tranche B Commitment Amount:

                                            $72,000,000


                                            Lending Office (all Types of Loans):

                                            Wachovia Bank, National Association
                                            301 South College Street, 16th Floor
                                            Charlotte, North Carolina  28288
                                            Attn:  Rex Rudy
                                            Telecopier:       704-383-6205
                                            Telephone:        704-383-6506












                       [Signatures Continued on Next Page]

       [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT DATED AS OF
                  DECEMBER 19, 2002 WITH HRPT PROPERTIES TRUST]



                                          WELLS FARGO BANK, NATIONAL ASSOCIATION


                                          By: /s/ Douglas S. Novitch
                                             ---------------------------------
                                             Name:  Douglas S. Novitch
                                             Title:   Vice President

                                          Tranche B Commitment Amount:

                                          $60,000,000


                                          Lending Office (all Types of Loans):

                                          Wells Fargo Bank, National Association
                                          121 High Street, 5th Floor
                                          Boston, MA  02110
                                          Attn:  Douglas S. Novitch
                                          Telecopier:       617-772-9337
                                          Telephone:        617-574-6307














                       [Signatures Continued on Next Page]

       [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT DATED AS OF
                 DECEMBER 19, 2002 WITH HRPT PROPERTIES TRUST]



                                            COMMERZBANK AG, NEW YORK AND
                                            GRAND CAYMAN BRANCHES


                                            By: /s/
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                            Tranche B Commitment Amount:

                                            $60,000,000


                                            Lending Office (all Types of Loans):

                                            Commerzbank AG, New York Branch
                                            2 World Financial Center
                                            New York, New York 10281
                                            Attn: Christian Berry
                                            Telecopier:       212-266-7530
                                            Telephone:        212-266-7206














                       [Signatures Continued on Next Page]

       [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT DATED AS OF
                 DECEMBER 19, 2002 WITH HRPT PROPERTIES TRUST]



                                            THE BANK OF NEW YORK


                                            By: /s/
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                            Tranche B Commitment Amount:

                                            $35,000,000


                                            Lending Office (all Types of Loans):

                                            The Bank of New York
                                            One Wall Street, 21st Floor
                                            New York, New York  10286
                                            Attn:  David V. Fowler
                                            Telecopier:       212-809-9526
                                            Telephone:        212-635-8113













                       [Signatures Continued on Next Page]

       [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT DATED AS OF
                 DECEMBER 19, 2002 WITH HRPT PROPERTIES TRUST]



                                            AMSOUTH BANK


                                            By: /s/ Katherine M. Allen
                                               ---------------------------------
                                               Name:  Katherine M. Allen
                                               Title: Vice President

                                            Tranche B Commitment Amount:

                                            $25,000,000


                                            Lending Office (all Types of Loans):

                                            AmSouth Bank
                                            1900 5th Avenue North, 9th Floor
                                            Birmingham, AL  35203
                                            Attn:  David Ellis
                                            Telecopier:       205-326-4075
                                            Telephone:        205-581-7646












                       [Signatures Continued on Next Page]

       [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT DATED AS OF
                 DECEMBER 19, 2002 WITH HRPT PROPERTIES TRUST]



                                            CITIZENS BANK OF MASSACHUSETTS


                                            By: /s/
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                            Tranche B Commitment Amount:

                                            $20,000,000


                                            Lending Office (all Types of Loans):

                                            Citizens Bank
                                            28 State Street, 14th Floor
                                            Boston, Massachusetts 02109
                                            Attn: Daniel R. Ouellette
                                            Telecopier:       617-725-5695
                                            Telephone:        617-725-5602












                       [Signatures Continued on Next Page]

       [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT DATED AS OF
                  DECEMBER 19, 2002 WITH HRPT PROPERTIES TRUST]



                                            SUNTRUST BANK


                                            By: /s/ Blake K. Thompson
                                               ---------------------------------
                                               Name:  Blake K. Thompson
                                               Title: Vice President

                                            Tranche B Commitment Amount:

                                            $30,000,000


                                            Lending Office (all Types of Loans):

                                            SunTrust Bank
                                            8245 Boone Blvd
                                            Suite 820
                                            Vienna, VA  22182
                                            Attn:  Nazmia Sediqi
                                            Telecopier:       703-902-9245/9190
                                            Telephone:        703-902-9048















                       [Signatures Continued on Next Page]

       [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT DATED AS OF
                 DECEMBER 19, 2002 WITH HRPT PROPERTIES TRUST]



                                            THE GOVERNOR AND COMPANY OF
                                            THE BANK OF IRELAND


                                            By: /s/
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                            By: /s/
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                            Tranche B Commitment Amount:

                                            $15,000,000


                                            Lending Office (all Types of Loans):

                                            The Governor and Company of
                                            the Bank of Ireland
                                            LaTouche House
                                            International Financial Services
                                            Centre
                                            Dublin 1, Ireland
                                            Attn:  Niamh O'Flynn
                                            Telecopier:       011-353-1-8290129
                                            Telephone:        011-353-1-6093491











                       [Signatures Continued on Next Page]

       [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT DATED AS OF
                 DECEMBER 19, 2002 WITH HRPT PROPERTIES TRUST]



                                            PNC BANK, NATIONAL ASSOCIATION


                                            By: /s/
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------


                                            Tranche B Commitment Amount:

                                            $25,000,000


                                            Lending Office (all Types of Loans):

                                            PNC Bank, National Association
                                            249 Fifth Avenue
                                            Mail Stop P1-POPP-19-2
                                            Pittsburgh, PA 15222-2707
                                            Attn:  Charlene Markoff
                                            Telecopier:         412-768-3930
                                            Telephone:          412-762-4464











                       [Signatures Continued on Next Page]

       [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT DATED AS OF
                 DECEMBER 19, 2002 WITH HRPT PROPERTIES TRUST]



                                            CHEVY CHASE BANK, F.S.B.


                                            By: /s/
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                            Tranche B Commitment Amount:

                                            $15,000,000


                                            Lending Office (all Types of Loans):

                                            Chevy Chase Bank, F.S.B.
                                            7501 Wisconsin Avenue
                                            Bethesda, MD  20814
                                            Attn:  Paula Moriarty-Storch
                                            Telecopier:       240-497-7714
                                            Telephone:        240-497-7758















                       [Signatures Continued on Next Page]

       [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT DATED AS OF
                 DECEMBER 19, 2002 WITH HRPT PROPERTIES TRUST]



                                            EASTERN BANK


                                            By: /s/ Richard C. Muraida
                                               ---------------------------------
                                               Name:  Richard C. Muraida
                                               Title: Vice President

                                            Tranche B Commitment Amount:

                                            $15,000,000


                                            Lending Office (all Types of Loans):

                                            Eastern Bank
                                            265 Franklin Street
                                            Second Floor BOS210
                                            Boston MA  02110
                                            Attn:  Richard Muraida
                                            Telecopier:       617-897-1093
                                            Telephone:        617-897-1019
















                       [Signatures Continued on Next Page]

       [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT DATED AS OF
                 DECEMBER 19, 2002 WITH HRPT PROPERTIES TRUST]



                                            NATIONAL BANK OF EGYPT,
                                            NEW YORK BRANCH


                                            By: /s/ Carmelo L. Foti
                                               ---------------------------------
                                               Name: Carmelo L. Foti
                                               Title: Vice President


                                            By: /s/ Rami El-Rifai
                                               ---------------------------------
                                               Name: Rami El-Rifai
                                               Title: Assistant Vice President

                                            Tranche B Commitment Amount:

                                            $10,000,000


                                            Lending Office (all Types of Loans):

                                            National Bank of Egypt
                                            New York Branch
                                            40 East 52nd Street
                                            New York, New York 10022
                                            Attn: Vernon Hatton
                                            Telecopier:       212-755-6944
                                            Telephone:        212-326-8000













                       [Signatures Continued on Next Page]

       [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT DATED AS OF
                 DECEMBER 19, 2002 WITH HRPT PROPERTIES TRUST]



                                            RZB FINANCE LLC


                                            By: /s/
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------


                                            By: /s/
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                            Tranche B Commitment Amount:

                                            $10,000,000


                                            Lending Office (all Types of Loans):

                                            RZB Finance LLC
                                            1133 Avenue of the Americas -
                                            16th Floor
                                            New York, New York 10030
                                            Attn: Chris Staples
                                            Telecopier:       (212) 944-2093
                                            Telephone:        (212) 845-4135













                       [Signatures Continued on Next Page]

       [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT DATED AS OF
                 DECEMBER 19, 2002 WITH HRPT PROPERTIES TRUST]



                                            BANK LEUMI USA


                                            By: /s/ Charles C. D'Amico
                                               ---------------------------------
                                               Name:  Charles C. D'Amico
                                               Title: Vice President

                                            Tranche B Commitment Amount:

                                            $5,000,000


                                            Lending Office (all Types of Loans):

                                            Bank Leumi USA
                                            562 Fifth Avenue
                                            New York NY  10036
                                            Attn:  Charles C. D'Amico
                                            Telecopier:       212-626-1239
                                            Telephone:        212-626-1220

                                    EXHIBIT Q

                        FORM OF TRANCHE B SWINGLINE NOTE


$25,000,000.00                                               _____________, 200_

         FOR VALUE RECEIVED, the undersigned, HRPT PROPERTIES TRUST, a Maryland real estate investment trust (the "Borrower"), hereby promises to pay to the order of WACHOVIA BANK, NATIONAL ASSOCIATION (the "Swingline Lender") at its address at One Wachovia Center, 301 South College Street, Charlotte, North Carolina 28288, or at such other address as may be specified in writing by the Swingline Lender to the Borrower, the principal sum of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00) (or such lesser amount as shall equal the aggregate unpaid principal amount of Tranche B Swingline Loans made by the Swingline Lender to the Borrower under the Credit Agreement), on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount owing hereunder, at the rates and on the dates provided in the Credit Agreement.

         The date and amount of each Tranche B Swingline Loan, and each payment made on account of the principal thereof, shall be recorded by the Swingline Lender on its books and, prior to any transfer of this Note, endorsed by the Swingline Lender on the schedule attached hereto or any continuation thereof, PROVIDED that the failure of the Swingline Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Tranche B Swingline Loans.

         This Note is the Tranche B Swingline Note referred to in the Credit Agreement dated as of April 30, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among the Borrower, the financial institutions party thereto and their assignees under
Section 12.5. thereof (the "Lenders"), Wachovia Bank, National Association, as Agent, and the other parties thereto, and evidences Tranche B Swingline Loans made to the Borrower thereunder. Terms used but not otherwise defined in this Note have the respective meanings assigned to them in the Credit Agreement.

         The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Tranche B Swingline Loans upon the terms and conditions specified therein.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

         The Borrower hereby waives presentment for payment, demand, notice of demand, notice of non-payment, protest, notice of protest and all other similar notices.

         Time is of the essence for this Note.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Tranche B Swingline Note under seal as of the date first written above.

                                 HRPT PROPERTIES TRUST

                                 By:
                                     -------------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------


                                 Attest:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                               ---------------------------------


                                 [CORPORATE SEAL]

                      SCHEDULE OF TRANCHE B SWINGLINE LOANS

                           This Note evidences Tranche B Swingline Loans made under the within-described Credit Agreement to the Borrower, on the dates and in the principal amounts set forth below, subject to the payments and prepayments of principal set forth below:

                    PRINCIPAL                         UNPAID
                    AMOUNT OF     AMOUNT PAID        PRINCIPAL        NOTATION
DATE OF LOAN           LOAN        OR PREPAID         AMOUNT           MADE BY
------------        ---------     -----------        ---------        ---------

                                    EXHIBIT R

                        FORM OF TRANCHE B REVOLVING NOTE

$____________________                                      _______________, 200_


         FOR VALUE RECEIVED, the undersigned, HRPT PROPERTIES TRUST, a Maryland real estate investment trust (the "Borrower"), hereby promises to pay to the order of ____________________ (the "Tranche B Lender"), in care of Wachovia Bank, National Association, as Tranche B Agent (the "Agent") to Wachovia Bank, National Association, One Wachovia Center, 301 South College Street, Charlotte, North Carolina 28288, or at such other address as may be specified in writing by the Agent to the Borrower, the principal sum of ________________ AND ____/100 DOLLARS ($____________) (or such lesser amount as shall equal the aggregate unpaid principal amount of Tranche B Revolving Loans made by the Tranche B Lender to the Borrower under the Credit Agreement (as herein defined)), on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount owing hereunder, at the rates and on the dates provided in the Credit Agreement.

         The date and amount of each Tranche B Revolving Loan made by the Tranche B Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Tranche B Lender on its books and, prior to any transfer of this Note, endorsed by the Tranche B Lender on the schedule attached hereto or any continuation thereof, PROVIDED that the failure of the Tranche B Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Tranche B Revolving Loans made by the Tranche B Lender.

         This Note is one of the Tranche B Revolving Notes referred to in the Credit Agreement dated as of April 30, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among the Borrower, the financial institutions party thereto and their assignees under
Section 12.5. thereof, the Agent, and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

         The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.

         Except as permitted by Section 12.5.(d) of the Credit Agreement, this Note may not be assigned by the Tranche B Lender to any Person.

         This Note shall be governed by, and construed in accordance with, the laws of the State of NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

         The Borrower hereby waives presentment for payment, demand, notice of demand, notice of non-payment, protest, notice of protest and all other similar notices.

         Time is of the essence for this Note.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Tranche B Revolving Note under seal as of the date first written above.

                             HRPT PROPERTIES TRUST

                             By:
                                 -----------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------

                      SCHEDULE OF TRANCHE B REVOLVING LOANS


                  This Note evidences Tranche B Revolving Loans made under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, bearing interest at the rates and maturing on the dates set forth below, subject to the payments and prepayments of principal set forth below:


           PRINCIPAL               MATURITY     AMOUNT      UNPAID
DATE OF    AMOUNT OF   INTEREST     DATE OF     PAID OR    PRINCIPAL    NOTATION
 LOAN         LOAN       RATE        LOAN       PREPAID     AMOUNT      MADE BY
-------    ---------   --------    --------     -------    ---------    --------

                                    EXHIBIT S

                         FORM OF TRANCHE B BID RATE NOTE

                                                              ____________, 200_

         FOR VALUE RECEIVED, the undersigned, HRPT PROPERTIES TRUST, a Maryland real estate investment trust (the "Borrower"), hereby promises to pay to the order of ________________ (the "Tranche B Lender"), in care of Wachovia Bank, National Association, as Tranche B Agent (the "Agent") to Wachovia Bank, National Association, One Wachovia Center, 301 South College Street, Charlotte, North Carolina 28288, or at such other address as may be specified in writing by the Agent to the Borrower, the aggregate unpaid principal amount of Tranche B Bid Rate Loans made by the Tranche B Lender to the Borrower under the Credit Agreement, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Tranche B Bid Rate Loan, at such office at the rates and on the dates provided in the Credit Agreement.

         The date, amount, interest rate and maturity date of each Tranche B Bid Rate Loan made by the Tranche B Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Tranche B Lender on its books and, prior to any transfer of this Note, endorsed by the Tranche B Lender on the schedule attached hereto or any continuation thereof, PROVIDED that the failure of the Tranche B Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Tranche B Bid Rate Loans made by the Tranche B Lender.

         This Note is one of the Tranche B Bid Rate Notes referred to in the Credit Agreement dated as of April 30, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among the Borrower, the financial institutions party thereto and their assignees under
Section 12.5. thereof, the Agent, and the other parties thereto, and evidences Tranche B Bid Rate Loans made by the Tranche B Lender thereunder. Terms used but not otherwise defined in this Note have the respective meanings assigned to them in the Credit Agreement.

         The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Tranche B Bid Rate Loans upon the terms and conditions specified therein.

         Except as permitted by Section 12.5. of the Credit Agreement, this Note may not be assigned by the Tranche B Lender to any Person.

         This Note shall be governed by, and construed in accordance with, the laws of the State of NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

         The Borrower hereby waives presentment for payment, demand, notice of demand, notice of non-payment, protest, notice of protest and all other similar notices.

         Time is of the essence for this Note.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Tranche B Bid Rate Note under seal as of the date first written above.

                             HRPT PROPERTIES TRUST

                             By:
                                 -----------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------

                      SCHEDULE OF TRANCHE B BID RATE LOANS


                  This Note evidences Tranche B Bid Rate Loans made under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, bearing interest at the rates and maturing on the dates set forth below, subject to the payments and prepayments of principal set forth below:


           PRINCIPAL               MATURITY     AMOUNT      UNPAID
DATE OF    AMOUNT OF   INTEREST     DATE OF     PAID OR    PRINCIPAL    NOTATION
 LOAN         LOAN       RATE        LOAN       PREPAID     AMOUNT      MADE BY
-------    ---------   --------    --------     -------    ---------    --------











                                       S-3